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                                     EXHIBIT 10.1

               Asset Purchase Agreement, dated March 31, 1996, between
                  Home Builders International, Inc. and the Company

                             ASSET PURCHASE AGREEMENT


    THIS ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the 31st day of March, 1996, by and between HOME BUILDERS INTERNATIONAL, INC., a Minnesota corporation ("Seller"), to INTERNATIONAL BUILDING CONCEPTS, LTD., a Minnesota corporation ("Buyer").

                                      RECITALS:

    WHEREAS, Seller has been engaged in the business of producing, marketing and selling monolithic housing structures (the "Business"); and

    WHEREAS, Seller desires to sell, assign and transfer to Buyer, and Buyer desires to purchase and acquire from Seller, certain assets of Seller used in connection with the Business, and Buyer has agreed to assume the Assumed Liabilities (as defined herein), for the consideration and on the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein set forth, the parties agree as follows:

                                      ARTICLE I
                             SALE AND PURCHASE OF ASSETS

    1.1 ASSETS TO BE TRANSFERRED. Subject to the terms and conditions set forth in this Agreement, Seller will sell, assign and transfer to Buyer, and Buyer will purchase and acquire from Seller, at the Closing (as defined in Section 2.1), all of Seller's right, title and interest in and to certain assets of the Business as the same exist on the Closing Date, including all inventory, accounts receivable, customer contracts, and records and documents related to the operation of the Business, as well as the personal property set forth on
SCHEDULE 1.1 attached to this Agreement and hereby made a part hereof (the "Assets").

    1.2 EXCLUDED ASSETS. In addition to any tax loss carry forward of Seller, none of which Buyer shall obtain, Seller shall retain, and Buyer shall not purchase from Seller, the following assets (collectively, the "Excluded Assets"):

         1.2.1 UNIHOME TRADE NAME. The trade name "UniHome," which relates to the technology and invention set forth in United States Patent No. 5,351,453 held by Robert H. Leslie.

         1.2.2 ENVIROBOARD TRADE NAME AND TECHNOLOGY. The trade name "Enviroboard" and all right, title and interest in and to the Enviroboard process and technology.

         1.2.3 CUSTOMER LEADS. All customer leads directly resulting from the article in PARADE MAGAZINE, dated April 10, 1994, describing the UniHome technology.

         1.2.4 MONTE ALTO PROJECT. All right, title and interest in and to all real and personal property constituting the 32-unit rental housing project built by Seller in Monte Alto, Texas.

    1.3 CONSIDERATION; ASSUMPTION OF LIABILITIES. In consideration for the transfer of the Assets pursuant to this Agreement, and subject to the terms and conditions set forth in this Agreement, at the Closing Buyer shall assume all the obligations and liabilities of Seller amounting to $516,863.38 as set forth in SCHEDULE 1.3 attached to this Agreement (the "Assumed Liabilities"), which Buyer has paid, satisfied, honored and discharged as of the date hereof, or hereby agrees to pay, satisfy, honor and discharge when due.

    1.4 LIABILITIES NOT ASSUMED. The Buyer does not and shall not assume, pay, perform, or discharge any liabilities or obligations of the Seller, other than the Assumed Liabilities, and without limiting the foregoing, it is expressly agreed that the Buyer shall not assume any liabilities or obligations of the Seller except those expressly assumed under Section 1.3.

    1.5 CERTAIN TAXES, FEES, ETC. All taxes and fees payable in connection with the sale, transfer and delivery of the Assets, including, without limitation, sales, use and transfer taxes, and recording taxes and fees, shall be paid and borne by Buyer.

                                      ARTICLE II
                                       CLOSING

    2.1 PLACE AND DATE. The closing of the sale and purchase of the Assets (the "Closing") shall take place at such time and place as the parties hereto
may mutually determine.   The date so fixed for the Closing is herein called the
"Closing Date."  The Closing shall be effective as of the Closing Date.

    2.2  DELIVERIES BY THE PARTIES.

         2.2.1 DELIVERIES BY SELLER. At the Closing, Seller shall deliver or shall cause to be delivered to Buyer the following:

              (a) a duly executed bill of sale, assignment and general conveyance, substantially in a form satisfactory to Buyer;

              (b) possession of the Assets; and

              (c) a copy of resolutions of Seller's Board of Directors, duly certified by Seller's corporate Secretary, authorizing the transactions contemplated herein.

              2.2.2 DELIVERIES BY BUYER. At the Closing, Buyer shall deliver to Seller a copy of resolutions of Buyer's Board of Directors, duly certified by Buyer's corporate Secretary, authorizing the transactions contemplated herein.

              2.2.3 DELIVERIES BY SELLER AND BUYER. At the Closing, Seller and Buyer shall execute and deliver or shall cause to be executed and delivered all other documents reasonably required by either party hereto pertaining to this Agreement and the transactions contemplated hereunder.

                                     ARTICLE III
                       REPRESENTATIONS AND WARRANTIES OF SELLER

    Seller represents and warrants to Buyer as follows:

    3.1 ORGANIZATION, STANDING, ETC. Seller is a corporation duly organized and validly existing under the laws of the State of Minnesota. Seller has all requisite power and authority to carry on the Business as now conducted by it, to own and operate the Assets it owns and, in the places where the Assets are now owned or operated, to sell and transfer the Assets it owns and perform its other obligations hereunder. Seller has the requisite power and authority to execute and deliver this Agreement, and to perform its obligations hereunder.

    3.2 AUTHORITY; BINDING EFFECT. The execution and delivery of this Agreement and the other agreements, documents, certificates and instruments required to be delivered by Seller pursuant to this Agreement, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller. This Agreement and the other agreements, documents, certificates and instruments required to be delivered by Seller pursuant to this Agreement have been duly executed and delivered by Seller and constitute the valid, legal and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency or other similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

    3.3 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other agreements, documents, certificates and instruments required to be delivered by Seller pursuant to this Agreement will not result in
(a) any conflict with Seller's Articles of Incorporation and/or Bylaws as amended to date, (b) any material breach or violation of or default under any statute, law, rule, regulation, judgment, decree or order, or any material mortgage, deed of trust, indenture or agreement relating to borrowed money, to which Seller is a party or by which any of the Assets is bound, or (c) the creation or imposition of any material lien, charge, pledge or encumbrance on any Asset.

    3.4 OWNERSHIP OF ASSETS. Seller has legal and beneficial ownership of all tangible personal property owned by it and included in the Assets, and valid leasehold interests in all real property and tangible personal property held under lease and included in the Assets, in each case subject to no lien or other encumbrance.

    3.5 CONDITION OF ASSETS. None of the Assets has been disposed of as of the Closing Date, except for obsolete or surplus equipment sold or disposed of in the ordinary course of Seller's business. All such Assets are in good operating condition and repair, subject only to normal wear and tear and are, as of the Closing Date, usable in the ordinary course of business consistent with Seller's past practices.

    3.6 DISCLOSURES. Neither this Agreement, any schedule or exhibit to this Agreement, nor any other agreement, documents or written statement made by Seller or furnished by the Seller to the Buyer in connection with the transactions contemplated hereby, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

                                      ARTICLE IV
                       REPRESENTATIONS AND WARRANTIES OF BUYER

    Buyer represents and warrants to the Seller as follows:

    4.1 ORGANIZATION, STANDING, ETC. Buyer is a corporation duly organized and validly existing under the laws of the State of Minnesota. Buyer has all requisite power and authority to execute and deliver this Agreement and the other agreements, documents certificates and instruments required to be delivered by Buyer pursuant to this Agreement and to perform its obligations hereunder and thereunder.

    4.2 AUTHORITY; BINDING EFFECT. The execution and delivery of this Agreement and the other agreements, documents, certificates and instruments required to be delivered by Buyer pursuant to this Agreement, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement and the other agreements, documents, certificates and instruments required to be delivered by Buyer pursuant to this Agreement, have been duly executed and delivered by Buyer and constitute valid, legal and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency or other similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                                      ARTICLE V
                                      COVENANTS

    5.1 OBLIGATIONS OF THE PARTIES; BEST EFFORTS. The parties shall apply for and diligently prosecute all applications for, and shall use their best efforts promptly to obtain, such consents, authorizations and approvals from such governmental authorities, lessors and other third parties as shall be necessary to permit the consummation of the transactions contemplated by this Agreement, and shall use their best efforts to effect the consummation of the transactions contemplated by this Agreement.

    5.2 CONSENTS. Anything in this Agreement to the contrary notwithstanding, this Agreement shall not constitute an agreement to assign any agreement, contract, license, lease, commitment, claim or right or any benefit arising thereunder or resulting therefrom if any attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof or in any way affect the respective rights of Buyer or Seller thereunder. If such consent is not obtained, or if an attempted assignment thereof would be ineffective or would affect the rights thereunder so that Buyer would not receive all such rights, Seller will cooperate with Buyer in any reasonable arrangement to provide Buyer the benefits thereunder, and any transfer or assignment to Buyer of any agreement or contract which shall require the consent or approval of any third party shall be made subject to such consent or approval being obtained.

                                      ARTICLE VI
                                 CONDITIONS PRECEDENT

    6.1 CONDITIONS TO OBLIGATIONS OF THE SELLER. The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by Seller.

         6.1.1 REPRESENTATIONS AND WARRANTIES OF THE BUYER. The representations and warranties in Article IV shall be true and correct when made and at and as of the Closing Date with the same effect as though made at and as of such time, except to the extent that another date shall be specified therein. Buyer shall have duly performed and complied in all material respects with all agreements contained herein required to be performed or complied with by it at or before the Closing.

         6.1.2 ASSUMPTION OF LIABILITIES; DELIVER OF AGREEMENTS. Buyer shall have taken all actions necessary to assume the Assumed Liabilities, and shall have executed and delivered to the Seller the other documents required to be delivered by Buyer hereunder.

         6.1.3 CONSENTS. Any required consents or waivers in connection with the execution, delivery and performance of this Agreement and the other documents and agreements required hereunder shall have been obtained.

    6.2 CONDITIONS TO OBLIGATIONS OF THE BUYER. The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing Date, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by Buyer.

         6.2.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The representations and warranties in Article III shall be true and correct when made and at and as of the Closing Date with the same effect as though made at and as of such time, except to the extent that another date shall be specified therein. The Seller shall have duly performed and complied in all material respects with all agreements contained herein required to be performed or complied with by it at or before the Closing.

         6.2.2 DELIVERIES BY SELLER. The Seller shall have executed and delivered to the Buyer each of the documents and agreements to be delivered by Seller under this Agreement.

                                     ARTICLE VII
                                  GENERAL PROVISIONS

    7.1 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits hereto (which are hereby incorporated by reference and made a part hereof), supersedes all other prior agreements, understandings, representations and warranties, oral or written, between the parties hereto in respect of the subject matter hereof.

    7.1 MODIFICATION; WAIVER. This Agreement may be modified only by a written instrument executed by the parties hereto. Any of the terms and conditions of this Agreement may be waived in writing at any time on or prior to the Closing Date by the party entitled to the benefits thereof.

    7.3 EXPENSES. Whether or not the transactions contemplated herein shall be consummated, except as expressly provided in this Agreement, each party shall pay all fees and expenses incurred by it in connection with this Agreement and the consummation of the transactions contemplated hereby.

    7.4 FURTHER ASSURANCES. Each party shall execute and deliver such further instruments of transfer and assignment and other documents and take such other actions as may reasonably be requested by the other party in order to transfer to Buyer title to the Assets in accordance herewith and to consummate or implement the transactions contemplated hereby.

    7.6 NOTICES. The parties hereto shall keep each other apprised of their addresses until all of the obligations arising under this Agreement have been discharged. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by registered mail, first-class postage paid, return receipt requested, or any other delivery service with proof of delivery.

    7.7 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but shall not be assignable, by operation of law or otherwise, by either party hereto without the prior written consent of the other party.

    7.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

    7.9 CAPTIONS. The section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

    7.10 GOVERNING LAW. This Agreement and the respective rights and obligations of the parties hereto shall be governed by and construed, performed and enforced in accordance with the laws of the State of Minnesota.







                               [CONTINUED ON NEXT PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives as of the date first above written.

BUYER:                            SELLER:

INTERNATIONAL BUILDING CONCEPTS LTD.        HOME BUILDERS INTERNATIONAL, INC.


By:                                         By:
   --------------------------------            ------------------------------
  Name:                                       Name:
       ----------------------------                --------------------------
  Title:                                      Title:
        ---------------------------                 -------------------------

Attest:                                     Attest:
       ----------------------------                --------------------------
  Name:                                       Name:
       ----------------------------                --------------------------
  Title:                                      Title:
        ---------------------------                 -------------------------

                                     SCHEDULE 1.1

                                  PERSONAL PROPERTY


         Model Home                         Mahogany Desks

         Forklift                           Oak Desks

         Dust Collector                     Conference Room Tables

         Compressor                         Conference Room Chairs

         Cement Mixer                       Loveseat

         Belt Sander                        Wing-Back Chairs

         Drills                             Book Shelves

         Staple Guns                        Compaq 386

         Bank Saw                           Citizen Printer

         Drillpress                         NEC Monitor

         Circular Saw                       IBP PSI

         Sawbuck                            PSI 5VGA Monitor

         Miter Saw                          HP Deskjet Printer

         Chop Saw                           Headline Computer

         Hand Saws                          Leading Edge Monitor

         Routers                            HP Laserjet III

         Grinders                           Panasonic Printer

         Panel Saw                          HP Deskjet 550 Printer

         Shop Vacuum                        White Board

         Scale                              Filing Cabinets


                                     SCHEDULE 1.3

                                 ASSUMED LIABILITIES


    Note Payable             S. Loken                                    7,000

    Note Payable             The William C. Norris Institute            11,500

    Note Payable             S. Nicoletti                                9,000

    Note Payable             International Building Systems, Inc.       10,000

    Note Payable             G. Orloff                                   5,000

    Convertible Debt         International Building Systems, Inc.      360,000

    Accounts Payable         Trade                                      31,961

    Accrued Payroll                                                     27,799

    Accrued Rent                                                        10,000

    Payroll Tax Liability    Federal                                    36,184

    Payroll Tax Liability    State                                       8,419
                                                                       -------
                                                                       516,863
                                                                       -------
                                                                       -------

                               BILL OF SALE, ASSIGNMENT
                                         AND
                                  GENERAL CONVEYANCE

    THIS BILL OF SALE is made, executed and delivered as of the 10th day of June, 1996, by HOME BUILDERS INTERNATIONAL, INC., a Minnesota corporation (the "Seller"), to INTERNATIONAL BUILDING CONCEPTS LTD., a Minnesota corporation (the "Buyer").

    FOR THE GOOD AND VALUABLE CONSIDERATION given to the Seller under the Asset Purchase Agreement, dated the date hereof, between the Buyer and the Seller (the "Asset Purchase Agreement"), the receipt and sufficiency of which the Seller hereby acknowledges, the Seller, by these presents, does hereby grant, sell, convey, transfer, assign, set over, release and confirm unto the Buyer, and its successors and assigns, all of the Seller's rights, title and interest in and to the Assets (as defined in the Asset Purchase Agreement), all as the same shall exist on the date hereof, TO HAVE AND TO HOLD the same unto the Buyer, its successors and assigns forever.

    The Seller does, for itself and its successors and assigns, hereby reconfirm the representations and warranties set forth in the Asset Purchase Agreement with respect to the Assets and does further represent and warrant (i) that it alone has exclusive legal and beneficial ownership of all the Assets,
(ii) that the same in each case is subject to no lien, claim, charge, security interest or other encumbrance of any kind or nature, and is sold, transferred and conveyed free and clear of any such encumbrance of any kind or nature, and
(iii) that it has all requisite power and authority to sell and transfer the Assets.

    The Seller, for itself and its successors and assigns, by this Bill of Sale, covenants and agrees that the Seller and its successors and assigns shall do or cause to be done all such further acts and shall execute, acknowledge and deliver, or shall cause to be executed, acknowledged, and delivered any and all such further bills of sale, deeds, instruments, assignments, transfers, conveyances, powers of attorney, consents, assurances and other documents and instruments as the Buyer may reasonably request to vest in the Buyer and its successors and assigns, the assets intended to be transferred, conveyed and assigned to the Buyer hereby.

    This Bill of Sale shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota applicable to agreements made and performed entirely within such state.

    IN WITNESS WHEREOF, the Sellers has executed this Bill of Sale on the day and year first written above.

                             SELLER:

                             HOME BUILDERS INTERNATIONAL, INC.

                             By:
                                -----------------------------------------------
                                  Robert H. Leslie, President